Exhibit 99.2

Water & Wastewater Development Land Development Financial Results Oil and Gas Overview 1.

Overview Statements that are not historical facts contained or incorporated by reference in this presentation are "forward looking statements" ("FLS") within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21C of the Securities Exchange Act of 1934 as amended. FLS involve risks and uncertainties that could cause actual results to differ from projected results. The words "anticipate," "believe," "estimate," "expect," "plan ," "intend" and similar expressions, as they relate to us, are intended to identify FLS. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions.We are not able to predict all factors that may affect future results.We cannot assure you that any of our expectations will be realized. Our actual results could differ materially from those discussed in or implied by these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such FLS include, without limitation: the risk factors discussed in our most recent Annual Report on Form 10-K; the timing of new home construction and other development in the areas where we may sell our water, which in turn may be impacted by credit availability; population growth; employment rates; general economic conditions; the market price of water; changes in customer consumption patterns; changes in applicable statutory and regulatory requirements; changes in governmental policies and procedures; uncertainties in the estimation of water available under decrees; uncertainties in the estimation of costs of delivery of water and treatment of wastewater; uncertainties in the estimation of the service life of our systems; uncertainties in the estimation of costs of construction projects; uncertainties in the amount and timing of reimbursable public improvement payments: uncertainty in the single family home rental market and our ability to rent homes in a timely manner or at the amount we project; the strength and financial resources of our competitors; our ability to find and retain skilled personnel; climatic and weather conditions, including flood, droughts and freezing conditions; labor relations; availability and cost of labor, material and equipment; delays in anticipated permit and construction dates; environmental risks and regulations; our ability to raise capital; our ability to negotiate contracts with new customers; and uncertainties in water court rulings; and other factors discussed from time to time in our press releases, public statements and documents filed or furnished with the SEC. 2. SAFE HARBOR STATEMENT

Water and Wastewater Resource Development Segment • Own a large and valuable portfolio of water rights • Sustainable ground and surface water rights we estimate can serve up to 60,0000 SPEs • Denver metro land development requires developers to have water service as a condition of zoning, offering us a competitive edge • Provide industrial and oil and gas customers with water Land Development Segment • Own property in highly attractive and easily accessible I-70 Corridor of Denver, Colorado • Developing nearly 1,000 acres of a full Master Planned community known as Sky Ranch. • Sky Ranch has over 3,400 residential units and over 2 million square feet of retail, commercial and industrial uses • Developing residential and commercial land for which we are the sole water and wastewater service provider • Retain ownership of portions of property to receive residual benefit Single-Family Home Rentals • Develop single family homes in the Denver metro area in neighborhoods we are developing • Receive rental income in growing housing market • Benefit from immediate asset appreciation and positive cash flows • Provide water and wastewater service to rental properties 3. •

............ purecyclewater.com Follow us on Twitter @purecyclecorp 4. ......

WHOLESALE WATER AND WASTEWATER Principal business interests are to deliver wholesale water and wastewater service 0 R'RTG7ITfOffRIU E WELLS/DIVERSION Large water portfolio in water-short Denver Company owns or controls 29,000+ acre feet of groundwater & surface water which we estimate can serve 60,000 taps I --WASTEWATER TREATMENT I Own rights to surface reservoir storage assets I I L COLLECTION TREATMENT I _ ...I I I L---5.

2 3 Alluvial Wells Storage 150 Acre-Feet of Surface Storage •-<<6 - """""lCastle Rock Tomah Sc roll on mouse to zoom N o '""'-"""-• Ooo<ol-•--e - - --D- - ·-- 6. A·-o - ====.:· ==== o::.-:_ WATER INFRASTRUCTURE

Monthly Water Customers 5,000 5,000 Growth from: New Residential New service customers added with every neighborhood Avg. residential customer generates $1,500 per year in revenue 4,570 4,500 4,070 4,000 3,570 3,500 3,070 3,000 New Commercial Future Sky Ranch commercial phases 2,570 2,500 2,070 2,000 1,570 Existing Residential Elbert and hwy 86 Residents 1,500 1,000 500 Existing Commercial Elbert and Hwy 86 commercial customers 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 • Actual Projected 7.

DEVELOPMENTENCROACHMENTTOLOWRYRANGE ·-- -------r-.·. -_·..-..... - c-..... ---· ........._. 8. llWll!·----=··=-......... c -

Sales Water /WW Tap Fees All major infrastructure is in service to support phase 2 of the Sky Ranch Development $6M $5.5M $5M $4.5M $4M $3.5M FY 2021 Water Assets (Net) In millions $3M $2.5M $2M FY2020 FY 2019 $1.5M $1M $0.5M FY2018 0 2019 2020 2021 FY 2017 • $Sold 9. $36.7 $34.6 Investment in Water and Tap

10.

SKY RANCH - PHASE 1

- All lots delivered (509)
- Approximately 375 residents
- 467 of 509 Taps Sold
- Estimated that homes will be fully sold out by the end of Q2-2022
- Received $10.5 million of reimbursables and recorded more than $20M in receivables including project management fees and related interest income
- Recognized $36.7 million in lot revenue to date
- Recognized $13.9 million in tap fees to date



PARTNERING HOMEBUILDERS

kb HOME

taylor morrison

Homes Inspired by You

RICHMOND AMERICAN HOMES

11.

• Approximately 850 lots in total • 804 lots under contract with home builders • 46 lots reserved for rental business with an additionallOO potential plats • Initial lots expected to be delivered late calendar 2021 • Estimated lot revenues of $70 million • Estimated tap fees of $20.9 million • Estimated $61.1 million of reimbursable costs • Estimated $73.4 million in total development costs PARTNERING HOMEBUILDERS D·R·HORIDNe CHALLENGER HOMES /bmwica! kb LENNAR® - - I _...--} ------...1.t. -----12. SKY RANCH - PHASE 2 OVERVIEW

SKY RANCH PHASE 2 FinancialAnd Quantitative Data Totallot costs !17.6m) 'Reimbursable costsare public improvements reimbursable from the Sky RanchCommunity Authority Board TOTAllOT SAlES BY BUilDER 28,000,000 TOTAllOTS BY TYPE TOTAllOTS BY BUilDER • 45'LOTS • 45'LOTIS (ALLEY) • 50'LOTS • 35'LOTS • OUPLEXS • CHALLENGER • LENNAR • DR HORTON • KBHOMES • PCYO BTR • TOWNHOMES 13. Subphase 4 (206 LOTS) Lot Revenue$ 17.9m Tap Revenue5.1m Reimbursable*$14.6m GROSS MARGIN$ 20.0m Subphase 3 (204 LOTS) Lot Revenue$ 16.7m Tap Revenue5.0m Totallot costs !17.4m) Reimbursable*14.5m GROSS MARGIN$18.8m Subphase 2 (2 Lot Revenue Tap Revenue Tota Lot costs Reimbursable* GROSS MARGIN 11 LOTS) $17.0m 5.2m (18.3m) 15.2m $19.1m Subphase1(229 LOTS) Lot Revenue $ 18.4m Tap Revenue 5.6m Totallot costs!20.1m) Reimbursable*16.7m GROSS MARGIN $20.6m Phase 2 (850 LOTS) lot Revenue$ 70.0m Tap Revenue20.9m Totallot costs 03.4m) Reimbursable*61.0m GROSS MARGIN$ 78.5m

1st SUB-PHASE OF 2nd DEVELOPMENT PHASE lOT CLOSING DASHBOARD 11/3012021 18,417,000 000 000 3 Utilities lOT SAlES BY BUilDER lOTS BY TYPE lOTS BY BUilDER 8,000,000 10.04% • 45'LOTS • 45'LOTTS (ALLEY) • 50'LOTS • 35' LOTS • DUPLEXS • CHALLENGER • LENNAR • DR HORTON • KBHOMES • PCYO BTR Lennar Challenger KBHomes DR Horton • TOWNHOMES 14. Takedown DATE7/311202 AMOUNT$ 10,850, BUILDERS LOA PHASEFinished lot 3 2 4 s Total $ Takedown DATE AMOUNT$ 3,721, BUILDERS LOA PHASEWet 2 Takedown 1 DATE8/2512021 AMOUNT$ 3,846,000 BUILDERS3 LOA PHASEPlatted Lots

We have contracted for the construction of single family homes with the intent to retain them for long-term rental purposes. Pure Cycle is working with experienced home builders to construct these houses, which Pure Cycle will own and maintain, taking on a new role as property manager. "The single-family rental model is ideal for our highly appreciated land and water assets, allowing us to build an accretive high margin recurring revenue product while maintaining our highly liquid balance sheet using inexpensive capital for the incremental cost of building each home" stated Mark W. Harding, President and CEO Phase 1 Progress 15. Single-Family Rentals

Market Watch

- Steady increase in lease price while other rental types fell
- Detached and Townhomes, are more affordable per square foot and per bedroom
- Detached homes spend less days on market on average then other types rental units

Sky Ranch Phase 1 BTR

- Rented first 3 homes above the average market price
- all 3 homes rented within 14 days of listing



Denver Premier
Leasing Agents
RENTAL
MARKET
REPORT
August 2021
+9%
MEDIAN LEASED PRICE
$2,250
$2,298
$2,495
-19%
LEASED LISTINGS
240
301
243
-7 Days
MEDIAN DAYS IN MLS
23
22
15
+7%
MEDIAN LEASED PRICE PER BEDROOM
$825
$867
$929
+13%
MEDIAN LEASED PRICE PSF
$1.41
$1.43
$1.61
Detached
Townhomes
Condominiums
Multi-Family
Apartments
All
Denver Metro Counties: Adams, Arapahoe, Boulder, Broomfield, Clear Creek, Denver, Douglas, Elbert, Gilpin, Jefferson, Park, Weld
© 2021 Rental Listing Data Compliments of RE COLORADO

16.

Pro Forma Single house Monthly Pro forma Single house Annualized 2,820 $ $ Rental Income 33,840 Operations, repairs and maintenance Property taxes and insurance Interest expense Cash flow 150 400 950 1,800 4,800 11,400 1,320 $ $ 15,840 ======:::::i::::::= Assumptions • Rental income is the average actual monthly lease rates on the three initial homes ·Current staffing will provide property management services for the foreseeable future • Property taxes based on current mills in Sky Ranch ·Interest expense based on current finance offering for a 30-year amortizing loan at 3.75% • Cost of homes will be amortized using the straight-line depreciation method over thirty years, which is a non-cash charge and not included in the cash projections table above 1 1 Net operating income/market value. Excludes interest and depreciation. 17.

PER HOUSE ESTIMATES $342K $317K $547K Assumptions • Flexible debt usage, up to 70% of appraised value • Low cost capital (3.75%) • House appraisal value estimated at $547,000 based on homes sold in Sky Ranch per NMLS ·Annual appreciation estimated at 4% per year • Estimated construction of 12-20 homes per year 18. Fair market value Financed costs Capitalized costs

PHASE 1-3 RENTAL HOMES 3 Units fully occupied! Approval to start date Utilities complete & vertical construction in progress! Final stages of framing 19.

--Southern Wattenberg Niobrara More than 200 square miles in Adams & Arapahoe Counties .!:::. ... ...... -.,_·-..····-_ :·=-··.·..-:: ...... e a.---··-·•"""" Five Possible Formations Pad Development: 40 Acre spacing 16 wells/mile formation Over 10,000 well capacity Average $250,000 per well 120 20. Wells Drilled to Date: ·s -----r--.a. ·. • - ,.-., _·_--- CI.._.."'"" ..--._.,...,.._..,._·.·_..-..,....,. --c c - :::;;;•::;:r;:---""'

FISCAL YEAR 2021 rental line of Business Phase 1 of Sky Ranch is substantially and roughly95% occupied Continued growth despite COVID-19 shutdown from 2020 to date Planned and executed the creation of our new single-family home rental business 21. Completed Sky Ranch Phase 1 Above Market Employee Retention Launched new

## FISCAL YEAR ENDED AUGUST 31, 2021



Revenue
26M
24M
22M
20M
18M
16M
14M
12M
10M
8M
6M
4M
2M
0
$1m
$7m
$20m
$26m
$17m
FYE 2017
FYE 2018
FYE 2019
FYE 2020
FYE 2021
W-WW Segment
Land Development



Gross Margin
11M
10M
9M
8M
7M
6M
5M
4M
3M
2M
1M
0
$1m
$3m
$7m
$8m
$11m
FYE 2017
FYE 2018
FYE 2019
FYE 2020
FYE 2021
W-WW Segment
Land Development



Net Income*
22M
20M
18M
16M
14M
12M
10M
8M
6M
4M
2M
0
-2M
-4M
$-2m
$0m
$5m
$7m
$20m
FYE 2017
FYE 2018
FYE 2019
FYE 2020
FYE 2021
Net Income

*2021 net income positively impacted by recognition of $16.4m of reimbursables (net of $5.3m of tax)

**SKY RANCH RECEIVABLES**

**$24.7m**

**TOTAL UTILITY CUSTOMERS**

**650**

22.

August 31, 2021 August 31,2020 (I n thousands, except share and per share amounts) ASSETS: Current assets: Cash and cash -qutvalents Trade accounts receivable,net Prepaid expenses and other assets Land development inventories Notes receivable-public tmprovernent rcimbursablcs-related pany Income taxes receivable Total current asscr, s s 20,117 1,532 458 608 16,000 21,797 1,124 1,001 481 1,588 38,715 25,991 Restricted cash Investments in water and water systems, net Land and mineral interests Other assets Notes receivable-related parties, including accrued interest: Public improvement rcimbursablcs Other Long-term land investment Operating leases - right of usc assets, less current portion Total assets 2,327 57,090 5,924 2,591 55,087 4,915 2,042 CONDENSED CONSOLIDATED BALANCE SHEETS 8,794 1,163 451 1,079 451 122 s 117,177 196 s 89,761 LIABI LITIES: Current liabilities: Accounts payable Accrued habiliucs Accrued liabilities-related parties Income taxes payable Deferred lot sale revenues Deferred oil and !,'8S lease payment and water sales payment Total current liabilities 1,787 1,224 2,881 4,163 1,995 410 180 1,391 1,212 1,635 1,800 12,460 6,218 Deferred oil and gas lease paym 'llt and water sales paymenless cum.'llt portion Participating interests in export water supply Deferred tax liability, net Lease obligations-opcratmg leases, I 'SS current portion Total lia bilities 165 328 886 120 325 1,615 37 14,437 7,717 Commitments and contingencies SHAR£HOLDERS' EQUIT Y: Preferred StoCk: Series B -par value SO.OO I per share, 25 million shares authorized;432,513 shares issued and outstanding (liquidation preference of$432,513) Common stock: Par value 1/3 ofS.OI per share, 40 milhon shares authorized; 23,916,633 and 23,856,098shares outstanding, respectively Additional paid-in capital Accumulated deficit Total shareholders'equity Total liabiliti -s and shareholders'equity 80 173,513 (70,853) 80 172,927 90.963) 102,740 s 111,177 82,044 s 89,761 28.

\'ear Ended August 31, Augu<t 31, 2021 2020 Revenues: Metered water usage from: Municipal customers Oil and gas operations Wastewater treatment fees Water and wastewater tap fees Lot sales Project management fees Special facil ity projectS and other Total revenues $ $ 524 51 3 96 5,641 18,934 846 2,792 199 5,163 5,840 1,629 656 147 17,125 25,855 Expenses: Water service operations Wastewater service operations Land development construction costS Depletion and depreciation Other Total cost of revenues Gross profit (1,546) (370) (2,535) (I ,457) 494) (804) (200) (15,870) (1,367) {70 CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME {6,402) {18,311) 1 0,723 7,544 General and administrative expenses Non-cash mineral interest impairment charge Depreciation Operating income (5,139) (4,250) (1,425) (356) (315) 5,269 1,513 Other income: Recognition of public improvement reimbW"Sables including interest i ncome-related party Oil and gas royalty income, net Oil and gas lease income, net Interest income from investmentS Other Reimbursement of construction costs • related party Income from operations before income taXes Income tax expense Net income Unrealized holding losses Total comprehensive income Earnings per common share: Basic Diluted Weighted average common shares outStanding: Basic Diluted 20,217 324 196 59 40 485 669 247 178 36 6,276 26,590 (6.480) 8,919 (2,169) $ 20,1 10 $ 6,750 (4) $ 20,11 0 $ 6,746 $ 0.84 $ 0.28 $ 0.83 $ 0.28 23,891 23,845 24,11 1 24,062 24.

LEADERSHIP AND BOARD OF DIRECTORS Mark W. Harding President and CEO Kevin B. McNeill Vice President and CPO Jeffrey G. Sheets Director and Chairman of the Nominating and Governance Committee Patrick J. Beirne Chairman of the Board Peter C. Howell Director and Chairman of the Audit Committee Arthur G. Epker Ill Director and Chairman of the Compensation Committee Daniel R. Kozlowski Director Fredrick A. Fendel/11. Director 25.

CONTACT AND COMPANY INFORMATION Questi-ons{n CORPORATE HEADQUARTERS 34501 E. Quincy Ave, BLDG 34, Watkins, CO 80137 CONTACT INFO Aw Cydt-Coo'Dor11ticft, lD, NASil.lr.Q 1S.SI .O.S7l•l.12\) Vol Sl.l66K info@purecyclewater.com 303-292-3456 www.purecyclewater.com 16 50 Follow us on twitter @PureCycleCorp 13.50 STOCK INFO 13.00 12.50 Ticker symbol (NASDAQ Capital Market): PCYO 12.00 1.I "" ,,,50 1,.00 J . "" Shares outstanding: 23.9 million lJ I I ..., 10.50 ,.. ,.,TradiOIVk-w IIl ... .... .... ..... 26.